As filed with the Securities and Exchange Commission on June 3, 2015	Registration No. 333-197352

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Post-Effective Amendment No. 4 to Form S-1

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

NUO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	3841	23-3011702
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

207A Perry Parkway, Suite 1
Gaithersburg, MD 20877
(240) 499-2680

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Martin P. Rosendale
NUO THERAPEUTICS, INC.
Chief Executive Officer
207A Perry Parkway, Suite 1
Gaithersburg, MD 20877
(240) 499-2680

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Jeffrey A. Baumel, Esq.
Asim Grabowski-Shaikh, Esq.

Dentons US LLP
1221 Avenue of the Americas
New York, New York 10020
(212) 768-6700

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement, as determined by the Selling Stockholders.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☒

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY NOTE

Nuo Therapeutics, Inc. (the “Company”) previously filed a Registration Statement on Form S-1 (File No. 333-197352) with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2014, as subsequently declared effective on August 12, 2014 (the “Original Registration Statement”), which registered shares of common stock for resale, from time to time, on behalf of certain selling shareholders. The Company subsequently amended the Original Registration Statement by filing Post-Effective Amendment No. 3 with the SEC on May 13, 2015, as declared effective on the same date (collectively, the "Registration Statement").

The Company is filing this Post-Effective Amendment No. 4 (this “Amendment”) for the sole purpose of adding updated Exhibits 5.1 and 23.2 to the Registration Statement. This Amendment does not modify any provision of Part I or Part II of the Registration Statement other than Item 16 of Part II and the related Exhibit Index, as set forth below.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules.

The exhibits to the registration statement are listed in the Exhibit Index attached hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Gaithersburg, Maryland, on June 3, 2015.

NUO THERAPEUTICS, INC.

By:	/s/ Martin P. Rosendale
Name	Martin P. Rosendale
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ Martin P. Rosendale	Chief Executive Officer	June 3, 2015
Martin P. Rosendale	(Principal Executive Officer)

/s/ David E. Jorden	Chief Financial Officer (Principal	June 3, 2015
David E. Jorden	Accounting and Financial Officer)

*	Director	June 3, 2015
Stephen N. Keith

*	Director	June 3, 2015
David E. Jorden

*	Director	June 3, 2015
Joseph Del Guercio

*	Director	June 3, 2015
Lyle Hohnke

*	Director	June 3, 2015
Mark T. McLoughlin

*	Director	June 3, 2015
C. Eric Winzer

*By:	/s/ Martin P. Rosendale
Martin P. Rosendale, as Attorney-in-fact

EXHIBIT INDEX

Number	Description
2.1	First Amended Plan of Reorganization with All Technical Amendments (previously filed on June 28, 2002 as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
2.2	Amended and Restated Official Exhibits to the First Amended Plan of Reorganization of Cytomedix with All Technical Amendments (previously filed on May 10, 2004 as exhibit to Form 10-QSB for the quarter ended March 31, 2004, File No. 000-28443, and incorporated by reference herein).
2.3	Asset Purchase Agreement by and among Sorin, Cytomedix Acquisition Company and Cytomedix, dated as of April 9, 2010 (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K, and incorporated by reference herein).
2.4	Exchange Amendment by and among, Cytomedix, Aldagen, Inc., a Delaware corporation and Aldagen Holdings, a North Carolina limited liability company, dated February 8, 2012 (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
3(i)	Restated Certificate of Incorporation of Cytomedix (previously filed on November 7, 2002 as exhibit to Form 10-QSB for quarter ended June 30, 2001, File No. 000-28443, and incorporated by reference herein).
3(i)(iii)	Certificate of Amendment to the Certificate of Incorporation (previously filed on June 6, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
3(i)(1)	Amendment to Restated Certificate of Incorporation of Cytomedix (previously filed on November 15, 2004 as exhibit to Form 10-QSB for quarter ended September 30, 2004, File No. 000-28443, and incorporated by reference herein).
3(i)(2)	Certificate of Amendment to the Certificate of Incorporation (previously filed on July 1, 2010 as exhibit to the Current Report on Form 8-K, and incorporated by reference herein).
3(i)(3)	Certificate of Amendment to the Certificate of Incorporation, as amended (previously filed on June 13, 2014 as exhibit to our Current Report on Form 8-K, and incorporated herein by reference).
3(ii)	Restated Bylaws of Cytomedix (previously filed on November 7, 2002, as exhibit to Form 10-QSB for quarter ended June 30, 2001, File No. 000-28443, and incorporated by reference herein).
4.1	Amended and Restated Certificate of Designation of the Relative Rights and Preferences of Series A Preferred, Series B Preferred and Common stock of Cytomedix (previously filed on March 31, 2004, as exhibit to Form 10-KSB for year ended December 31, 2003, File No. 000-28443, and incorporated by reference herein).
4.2	Form of Class A Warrant issued to New Investors and DIP Lenders (previously filed on December 5, 2002, as exhibit to Form 10-QSB for quarter ended September 30, 2001, File No. 000-28443, and incorporated by reference herein).
4.3	Form of Class B Warrant issued to New Investors and DIP Lenders (previously filed on December 5, 2002, as exhibit to Form 10-QSB for quarter ended September 30, 2001, File No. 000-28443, and incorporated by reference herein).

4.4	Form of Series C-1 Warrant to Purchase Shares of Common stock of Cytomedix (previously filed on March 29, 2004 as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein.)
4.5	Form of Series C-2 Warrant to Purchase Shares of Common stock of Cytomedix (previously filed on March 29, 2004 as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
4.6	Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Stock of Cytomedix as filed with the Delaware Secretary of State on March 25, 2004 (previously filed on March 29, 2004 as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
4.7	Form of warrant issued to investors in the 2004 Unit Offering (previously filed on May 11, 2004, as exhibit to the registration statement on Form SB-2, File No. 333-115364, and incorporated by reference herein).
4.8	Form of Class D Warrant to Purchase Shares of Common stock of Cytomedix (previously filed on May 2, 2005, as exhibit to Current Report on Form 8-K, and incorporated by reference herein).
4.9	Form of Registration Rights Agreement between Cytomedix, and Class D Warrant holders (previously filed on May 2, 2006 as exhibit to Current Report on Form 8-K and incorporated by reference herein).
4.10	Form of Warrant (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K,and incorporated by reference herein).
4.11	Certificate of Designation, Relative Rights and Preferences of the 10% Series D Convertible Preferred Stock (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.12	Form of Warrant (previously filed on October 8, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.13	Form Warrant Agreement (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.14	Form Warrant (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.15	Certificate of Designation, Relative Rights and Preferences of the Series E Convertible Preferred Stock (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).

4.16	Form of Investor Warrant (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.17	Warrant (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
4.18	Form 10% Subordinated Convertible Note (previously filed on November 27, 2013 as exhibit to the Current Report on Form 8-K/A and incorporated by reference herein).
4.19	Form Common Stock Warrant (previously filed on November 27, 2013 as exhibit to the Current Report on Form 8-K/A and incorporated by reference herein).
4.20	Form Convertible Promissory Note (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
4.21	Form Voting Agreement (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
4.22	Form Warrant (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
4.23	Common Stock Purchase Warrant with Anson Investment Master Fund LP, dated March 31, 2014 (previously filed on April 7, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).
5.1	Legal opinion of Dentons US LLP (filed herewith).
10.1	Royalty Agreement, dated as of December 26, 2000, by and between Cytomedix and Curative Health Services, Inc. (previously filed on January 17, 2001, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
10.2	First Amendment to Royalty Agreement, dated as of April 20, 2001, by and between Cytomedix and Curative Health Services, Inc. (previously filed on May 25, 2001, as exhibit to the registration statement on Form SB-2/A, File No. 333-55818, and incorporated by reference herein).
10.3	Second Amendment to Royalty Agreement, dated as of December 5, 2002, by and between Cytomedix and Curative Health Services, Inc. (previously filed on March 31, 2003, as exhibit to Form 10-KSB for year ended December 31, 2002, File No. 000-28443, and incorporated by reference herein).

10.4	Cytomedix Long-Term Incentive Plan (previously filed on February 26, 2007, as exhibit to Form 10-K for year ended December 31, 2006, File No. 000-28443, and incorporated by reference herein).*
10.5	License Agreement dated March 21, 2001, by and between Cytomedix and DePuy AcroMed, Inc. (previously filed on April 16, 2001, as exhibit to Form 10-KSB for year ended December 31, 2000, File No. 000-28443, and incorporated by reference herein).
10.6	Amendment dated March 3, 2005, to the License Agreement by and between Cytomedix and DePuy Spine, Inc. (f/k/a DePuy Acromed, Inc.) (previously filed on March 31, 2005, as exhibit to Form 10-KSB for year ended December 31, 2004, File No. 000-28443, and incorporated by reference herein).
10.7	Second License Agreement dated March 3, 2005, to the License Agreement by and between Cytomedix and DePuy Spine, Inc. (f/k/a DePuy Acromed, Inc.) (previously filed on March 31, 2005, as exhibit to Form 10-KSB for year ended December 31, 2004, File No. 000-28443, and incorporated by reference herein).
10.8	Settlement and License Agreement dated May 1, 2005 by and between Cytomedix and Medtronic, Inc. (previously filed on May 10, 2005, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
10.9	Settlement Agreement and License Agreement dated May 23, 2005, by and between Cytomedix, and Harvest Technologies Corporation (previously filed on May 27, 2005, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
10.10	Settlement and License Agreement dated June 26, 2005, by and between Cytomedix, and Perfusion Partners and Associates Inc. (previously filed on August 15, 2005, as exhibit to Form 10-QSB for the quarter ended June 20, 2005, File No. 000-28443, and incorporated by reference herein).
10.11	License Agreement dated October 7, 2005, by and between Cytomedix, and COBE Cardiovascular, Inc. (previously filed on October 11, 2005, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).
10.12	Settlement and License Agreement dated October 12, 2005, by and between Cytomedix, and SafeBlood Technologies, Inc. (previously filed on November 9, 2005, as exhibit to Form 10-QSB, File No. 000-28443, and incorporated by reference herein).
10.13	Employment Agreement with Ms. Carelyn P. Fylling (previously filed on December 5, 2002, as exhibit to Form 10-QSB for quarter ended September 30, 2001, File No. 000-28443, and incorporated by reference herein).*
10.14	Employment Agreement with Kshitij Mohan, Ph.D., dated April 20, 2004 (previously filed on May 7, 2004, on Current Report on Form 8-K, File No. 00028443, and incorporated by reference herein).*
10.15	Termination Agreement between Cytomedix, and Kshitij Mohan, dated April 20, 2004 (previously filed on May 7, 2004, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).*
10.16	Employment Agreement dated June 3, 2005, by and between Cytomedix, and Andrew Maslan (previously filed on June 20, 2005, as exhibit to Current Report on Form 8-K, File No. 000-28443, and incorporated by reference herein).*

10.17	Distributor Agreement dated October 31, 2005 by and between Cytomedix and National Wound Therapies, LLC. (previously filed on March 23, 2006, as exhibit to Form 10-KSB and incorporated by reference herein).
10.18	Settlement and License Agreement dated May 19, 2006, between Cytomedix, and Biomet Biologics, Inc. (previously filed on August 9, 2006, as exhibit to Form 10-Q and incorporated by reference herein).
10.19	First Addendum to Letter Agreement dated October 4, 2006, between Cytomedix, and Andrew Maslan (previously filed on November 1, 2006 as exhibit to Form 10-Q and incorporated by reference herein).*
10.20	License Agreement between Cytomedix, and Smith & Nephew, Inc. (previously filed on October 15, 2007 as exhibit to Current Report on Form 8-K and incorporated by reference herein).
10.21	First Amendment to Employment Agreement by and between the Company and Kshitij Mohan (previously filed on January 29, 2008 as exhibit to Current Report on Form 8-K and incorporated by reference herein).*
10.22	Letter Agreement by and between the Company and Martin Rosendale, dated as of March 14, 2008 (previously filed on March 17, 2008 as exhibit to Current Report on Form 8-K and incorporated by reference herein, and incorporated by reference herein).*
10.23	Kshitij Mohan Termination and Consulting Agreement (previously filed on June 10, 2008 as exhibit to Current Report on Form 8-K and incorporated by reference herein, and incorporated by reference herein, and incorporated by reference herein).*

10.24	Form of Securities Purchase Agreement (previously filed on August 26, 2008 as exhibit to Current Report on Form 8-K and incorporated by reference herein, and incorporated by reference herein).
10.25	Form Warrant (previously filed on August 12, 2009 as exhibit to Current Report on Form 8-K and incorporated by reference herein, and incorporated by reference herein).
10.26	Form Securities Purchase Agreement (previously filed on August 12, 2009 as exhibit to Current Report on Form 8-K and incorporated by reference herein).
10.27	Form of Transition Agreement, dated as of April 9, 2010 (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.28	Form of Asset Transfer and Assumption Agreement, dated as of April 9, 2010 (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.29	Form of Subscription Agreement (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.30	Form of Registration Rights Agreement (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.31	Form of Promissory Note (previously filed on April 12, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.32	Flex Space Office Lease by and between Cytomedix and Saul Holdings Limited Partnership, dated as of May 19, 2010 (previously filed on August 16, 2010, as exhibit to Form 10-Q for quarter ended June 30, 2010 and incorporated by reference herein).
10.33	Form of the Purchase Agreement (previously filed on October 8, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.34	Form of the Registration Rights Agreement (previously filed on October 8, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.35	Form of the Securities Purchase Agreement (previously filed on October 8, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.36	Form of the Lincoln Purchase Agreement (previously filed on October 8, 2010 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.37	Form of Settlement Agreement dated as of April 28, 2011 (previously filed on May 16, 2011 as exhibit to the Company’s Quarterly Report on Form 10-Q and incorporated by reference herein).
10.38	Form of Subscription Agreement (previously filed on May 16, 2011 as exhibit to the Company’s Quarterly Report on Form 10-Q and incorporated by reference herein).
10.39	Form of Promissory Note dated as of April 28, 2011 (previously filed on May 16, 2011 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.40	JMJ Promissory Note dated July 15, 2011 (previously filed on August 15, 2011 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.41	JMJ Letter Agreement and Additional Default Provisions dated July 14, 2011 (previously filed on August 15, 2011 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.42	JMJ Collateralized Note dated July 15, 2011 (previously filed on August 15, 2011 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.43	Form Lockup Letter (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.44	Form Voting Agreement (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).

10.45	Form Subscription Agreement (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.46	Lyle A. Hohnke Agreement (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).*
10.47	Edward Field Employment Letter (previously filed on February 9, 2012 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).*
10.48	Lincoln Park Purchase Agreement (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.49	Lincoln Park Registration Rights Agreement (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.50	Form of Investor Securities Purchase Agreement (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.51	Credit and Security Agreement (previously filed on February 20, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.52	Maslan Separation Agreement dated as of March 30, 2013 (previously filed on May 9, 2013 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).*

10.53	Shallcross Employment Letter dated March 30, 2013 (previously filed on May 9, 2013 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).*
10.54	Amendment to the Lincoln Park Capital Purchase Agreement (previously filed on June 11, 2013 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.55	Distributor and License Agreement with Arthrex dated August 7, 2013 (previously filed on November 12, 2013 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.56	Consent and First Amendment to Security Agreement dated August 7, 2013 (previously filed on November 12, 2013 as exhibit to the Quarterly Report on Form 10-Q and incorporated by reference herein).
10.57	Form Subscription Agreement (previously filed on November 27, 2013 as exhibit to the Current Report on Form 8-K/A and incorporated by reference herein).
10.58	Form Registration Rights Agreement (previously filed on November 27, 2013 as exhibit to the Current Report on Form 8-K/A and incorporated by reference herein).
10.59	First Amendment No. 1 to Subscription Agreement dated December 3, 2013 (previously filed on December 3, 2013 as exhibit to the Current Report on Form 8-K and incorporated by reference herein).
10.60	Facility Agreement, dated March 31, 2014 (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
10.61	Guaranty and Security Agreement with Deerfield, among others, dated March 31, 2014 (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
10.62	Registration Rights Agreement dated March 31, 2014 (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
10.63	Subscription Agreement with Anson Investment Master Fund LP dated March 31, 2014 (previously filed on April 7, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).
10.64	Registration Rights Agreement dated March 31, 2014 (previously filed on April 7, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).
10.65	Martin P. Rosendale Employment Agreement dated May 14, 2014 (previously filed on May 15, 2014, as exhibit to Annual Report on Form 10-Q and incorporated by reference herein).*
10.66	Employment Agreement for S. Shallcross dated as of May 30, 2014 (previously filed on May 30, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).*
10.67	Employment Agreement for D. Tozer dated as of May 30, 2014 (previously filed on May 30, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).*
10.68	Employment Agreement for P. Clausen dated as of as of May 30, 2014 (previously filed on May 30, 2014, as exhibit to Current Report on Form 8-K and incorporated by reference herein).*
10.69	First Amendment to the Deerfield Facility Agreement and Registration Rights Agreement dated as of June 25, 2014 (previously filed on July 1, 2014 as exhibit to our Current Report on Form 8-K, and incorporated herein by reference)
10.70	Amendment to Employment Agreement for M. Rosendale (previously filed on July 18, 2014, as exhibit to Current Report on Form 8-K/A and incorporated by reference herein).*
10.71	Amendment to Employment Agreement for S. Shallcross (previously filed on July 18, 2014, as exhibit to Current Report on Form 8-K/A and incorporated by reference herein).*
10.72	Amendment to Employment Agreement for D. Tozer (previously filed on July 18, 2014, as exhibit to Current Report on Form 8-K/A and incorporated by reference herein).*
10.73	Amendment to Employment Agreement for P. Clausen (previously filed on July 18, 2014, as exhibit to Current Report on Form 8-K/A and incorporated by reference herein).*

10.74	Form Indemnification Agreement. (previously filed on November 13, 2014, as exhibit to our Quarterly Report on Form 10-Q, and incorporated by reference herein).
10.75	Second Amendment to the Exchange and Purchase Agreement, dated November 11, 2014, by and among, Cytomedix, Inc., Aldagen, Inc., and Aldagen Holdings, LLC, (previously filed on November 13, 2014, as exhibit to our Quarterly Report on Form 10-Q, and incorporated by reference herein).
21.1	Subsidiaries of the Company (previously filed on March 31, 2014, as exhibit to Annual Report on Form 10-K and incorporated by reference herein).
23.1	Consent of Stegman & Company (previously filed).

23.2	Consent of Dentons US LLP (included in Exhibit 5.1).
24.1	Power of Attorney (previously filed).
(101)	The following financial statements from the Nuo Therapeutics, Inc. Annual Report on Form 10-K for the year ended December 31, 2014, formatted in Extensive Business Reporting Language (XBRL): (i) Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013, (ii) Consolidated Statements of Operations for the years ended December 31, 2014 and 2013, (iii) Consolidated Statements of Redeemable Common Stock and Stockholders' Equity for the years ended December 31, 2014 and 2013, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2014 and 2013, and (v) Notes to Consolidated Financial Statements (previously filed).
101.INS	XBRL Instance Document (previously filed)
101.SCH	XBRL Taxonomy Extension Schema Document (previously filed)
101.CAL	XBRL Taxonomy Calculation Linkbase Document (previously filed)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (previously filed)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (previously filed)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (previously filed)

* Indicates a management contract or compensatory plan or arrangement.